Dreyfus Investment Grade Bond Funds, Inc.

Dreyfus Short Term Income Fund

Dreyfus Intermediate Term Income Fund

Investing in fixed-income securities for high current income

PROSPECTUS December 1, 1999


              As revised, March 31, 2000


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                 Contents

                                  THE FUNDS
------------------------------------------------------
Each fund's investment approach, risks, performance, expenses and related information


                             1    Introduction

                             2    Goal/Approach

                             4    Main Risks

                             5    Past Performance

                             7    Expenses

                             9    Management

                            10    Financial Highlights

                                  YOUR INVESTMENT
--------------------------------------------------------------------
Information for managing your fund account

                            12    Account Policies

                            15    Distributions and Taxes

                            16    Services for Fund Investors

                            18    Instructions for Regular Accounts

                            20    Instructions for IRAs

                                  FOR MORE INFORMATION
-------------------------------------------------------------------------------
Where to learn more about these and other Dreyfus funds

                                  Back Cover

The Funds

Dreyfus Short Term Income Fund
-----------------------------

Ticker Symbol: DSTIX

Dreyfus Intermediate Term Income Fund
-----------------------------

Ticker Symbol: DRITX

This combined prospectus has been prepared for your convenience so that you can consider two investment choices in one document. Each fund is a separate entity with a separate investment portfolio. The operations and results of one fund are unrelated to those of the other fund.

Each fund seeks as high a level of current income as is consistent with the preservation of capital. To pursue this goal, each fund invests primarily in a broad range of investment grade debt securities of domestic and foreign issuers

The funds differ in their effective duration and average portfolio maturity, which affect their level of income and degree of share price fluctuation.

INFORMATION ON EACH FUND'S RECENT PERFORMANCE CAN BE FOUND IN ITS CURRENT ANNUAL/SEMIANNUAL REPORT (SEE BACK COVER).

What these funds are -- and aren't

These funds are mutual funds: pooled investments that are professionally managed and give you the opportunity to participate in financial markets. They strive to reach their stated goals, although as with all mutual funds, they cannot offer guaranteed results.

An investment in these funds is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in these funds, but you also have the potential to make money.

                                                                  Introduction 1

Dreyfus Investment Grade Bond Funds, Inc.

GOAL/APPROACH

Dreyfus Short Term Income Fund

The fund seeks as high a level of current income as is consistent with the preservation of capital. To pursue this goal, the fund invests at least 65% of its net assets in investment grade fixed-income securities of U.S. and foreign issuers or the unrated equivalent as determined by Dreyfus. These securities include: U.S. government bonds and notes, corporate bonds, municipal bonds, convertible securities, preferred stocks, asset-backed securities, mortgage-related securities, and foreign bonds.

Typically, the fund's portfolio can be expected to have an average maturity and an average effective duration of three years or less.

For additional yield, the fund may invest up to 35% of its net assets in fixed-income securities rated below investment grade ("high yield" or "junk" bonds) and as low as Caa/CCC by the agencies rating such securities or the unrated equivalent as determined by Dreyfus.

The fund will focus primarily on U.S. securities, but may invest up to 30% of total assets in fixed-income securities of foreign issuers, including those of issuers in the emerging markets.

The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, its performance may be more sensitive to changes in the market value of a single issuer or a group of issuers.

The portfolio manager buys and sells fixed-income securities based on credit quality, financial outlook and yield potential. Fixed-income Concepts to understand

Concepts to understand

INVESTMENT GRADE SECURITIES: independent rating organizations (like Moody's and Standard & Poor's) analyze and evaluate an issuer's credit history and ability to repay debts. Based on their assessment, they assign letter grades that reflect the issuer's creditworthiness. AAA or Aaa represents the highest credit rating, AA/Aa the second highest, and so on down to D, for defaulted. Bonds rated BBB or Baa and above are considered investment grade.

2


<PAGE 2>

securities with deteriorating credit quality are potential sell candidates, while those offering higher yields are potential buy candidates.

Dreyfus Intermediate Term Income Fund

The fund seeks as high a level of current income as is consistent with the preservation of capital. To pursue this goal, the fund invests at least 65% of its net assets in investment grade fixed-income securities of U.S. and foreign issuers or the unrated equivalent as determined by Dreyfus. These securities include: U.S. government bonds and notes, corporate bonds, municipal bonds, convertible securities, preferred stocks, asset-backed securities, mortgage-related securities, and foreign bonds.

Typically, the fund's portfolio can be expected to have an average maturity ranging between five and ten years and an average effective duration ranging between three and eight years.

For additional yield, the fund may invest up to 35% of its net assets in fixed-income securities rated below investment grade ("high yield" or "junk" bonds) and as low as Caa/CCC by the agencies rating such securities or the unrated equivalent as determined by Dreyfus.

The fund will focus primarily on U.S. securities, but may invest up to 30% of total assets in fixed-income securities of foreign issuers, including those of issuers in the emerging markets.

The portfolio manager buys and sells fixed-income securities based on credit quality, financial outlook and yield potential. Fixed-income securities with deteriorating credit quality are potential sell candidates, while those offering higher yields are potential buy candidates.

Concepts to understand

DURATION: an indication of an investment's "interest rate risk," or how sensitive a bond or mutual fund portfolio may be to changes in interest rates. Generally speaking, the longer a fund's duration, the more it will react to interest rate fluctuations and the greater its long-term risk/return potential.

AVERAGE MATURITY: an average of the stated maturities of the securities held by the fund, based on their dollar-weighted proportions in the fund. In general, the longer a fund's average portfolio maturity, the more its share price will fluctuate in response to changing interest rates.

                                                                     The Funds 3

<PAGE 3>


MAIN RISKS

Prices of bonds tend to move inversely with changes in interest rates. While a rise in rates may allow a fund to invest for higher yields, the most immediate effect is usually a drop in bond prices and, therefore, in the fund's share price as well. As a result, the value of your investment in a fund could go up and down, which means that you could lose money. To the extent Dreyfus Intermediate Term Income Fund maintains a comparatively longer duration than Dreyfus Short Term Income Fund, its share price will react more to interest rate movements.

Each fund may invest to a limited extent in high yield bonds which involve greater credit risk, including the risk of default, than investment grade bonds. They tend to be more volatile in price and less liquid and are considered speculative. The prices of high yield bonds can fall in response to bad news about the issuer, the issuer's industry or the economy in general.

Other risk factors could have an effect on each fund's performance, including:

* if an issuer fails to make timely interest or principal payments, or there is a decline in the credit quality of a bond, or perception of a decline, the bond's value could fall, potentially lowering a fund's share price

* the price and yield of foreign debt securities could be affected by factors ranging from political and economic instability to changes in currency exchange rates

Under adverse market conditions, each fund could invest up to all of its assets in money market securities, which could reduce the benefit from any upswing in the market. During such period, a fund may not achieve its investment objective

Other potential risks

Each fund may, at times, invest in derivative securities, such as options and futures, and in foreign currencies. Derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index and, as a result, can be highly volatile. A small investment in certain derivatives could have a potentially large impact on a fund's performance.

Each fund will engage in short-term trading, which could produce higher brokerage costs and taxable distributions.

Each fund can buy securities with borrowed money (a form of leverage), which could have the effect of magnifying a fund's gains or losses.

4


<PAGE 4>

PAST PERFORMANCE

Dreyfus Short Term Income Fund

The tables below show some of the risks of investing in the fund. The first table shows the changes in the fund's performance from year to year. The second table compares the fund's performance over time to that of the Merrill Lynch 1-5 Year Government/Corporate Index, an unmanaged performance benchmark for investment grade corporate securities and U.S. government securities in that maturity range. Both tables assume reinvestment of dividends. Of course, past performance is no guarantee of future results.
                        --------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

                         9.15   0.11   11.19  6.16  8.23  4.29
89    90    91    92     93     94     95     96    97    98

BEST QUARTER:                                 Q2 '95         +4.15%

WORST QUARTER:                                Q1 '94         -0.79%

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/99 WAS 4.87%.
                        --------------------------------------------------------

Average annual total return AS OF 12/31/98



                                                                                                                        Since
                                                                                                                      inception
                                                                          1 Year                 5 Years              (8/18/92)
                                    --------------------------------------------------------------------------------------------

FUND                                                                       4.29%                  5.93%                 6.21%

MERRILL LYNCH
1-5 YEAR
GOVERNMENT/
CORPORATE INDEX                                                            7.68%                  6.28%                 6.22%



                                                                                                         The Funds 5




<PAGE 5>

PAST PERFORMANCE (CONTINUED)

Dreyfus Intermediate Term Income Fund

The tables below show some of the risks of investing in the fund. The first table shows the changes in the fund's performance from year to year. The second table compares the fund's performance over time to that of the Merrill Lynch Domestic Master Index, an unmanaged performance benchmark for U.S. government securities and investment grade corporate securities with maturities greater than or equal to one year. Both tables assume reinvestment of dividends. Of course, past performance is no guarantee of future results.
                        --------------------------------------------------------

                        Year-by-year total return AS OF 12/31 EACH YEAR (%)

                                                    14.62  7.83
89    90    91    92     93     94     95     96    97     98

                        BEST QUARTER:         Q3 '97         +5.40%

                        WORST QUARTER:        Q3 '98         +0.50%

                        THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/99 WAS 3.11%.
                        --------------------------------------------------------

                        Average annual total return AS OF 12/31/98

                                                                        Since
                                                                      inception
                                                     1 Year           (2/2/96)
                        --------------------------------------------------------

                        FUND                          7.83%            10.43%

                        MERRILL LYNCH
                        DOMESTIC MASTER
                        INDEX                         8.87%             7.35%


6

<PAGE 6>

EXPENSES

Dreyfus Short Term Income Fund

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the following table. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price. The fund has no sales charge (load) or Rule 12b-1 distribution fees.
                        --------------------------------------------------------

Fee table

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fees                                                           0.50%

Shareholder services fee                                                  0.20%

Other expenses                                                            0.17%
                         -------------------------------------------------------

TOTAL                                                                     0.87%
                        --------------------------------------------------------


Expense example

1 Year                           3 Years                    5 Years                           10 Years

----------------------------------------------------------------------------------------------------------------

$89                              $278                       $482                              $1,073



                        This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operations.

SHAREHOLDER SERVICES FEE: a fee of up to 0.25% paid to the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

                                                                     The Funds 7





<PAGE 7>

EXPENSES (CONTINUED)

Dreyfus Intermediate Term Income Fund

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the following table. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price. The fund has no sales charge (load) or Rule 12b-1 distribution fees.
                        --------------------------------------------------------

Fee table

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fees                                                           0.55%

Shareholder services fee                                                  0.25%

Other expenses                                                            0.44%
                         -------------------------------------------------------

TOTAL                                                                     1.24%
                        --------------------------------------------------------


Expense example

1 Year                             3 Years                    5 Years                  10 Years
-------------------------------------------------------------------------------------------

$126                               $393                       $681                    $1,500


                        This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operations.

For the fiscal year ended July 31, 1999, Dreyfus waived a portion of its fee so that the effective management fee paid by the fund was 0.04%, reducing total expenses from 1.24% to 0.73%. This waiver was voluntary.

SHAREHOLDER SERVICES FEE: a fee paid to the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

8



<PAGE 8>

MANAGEMENT

The investment adviser for each fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $118 billion in over 160 mutual fund portfolios. For the past fiscal year, Dreyfus Short Term Income Fund and Dreyfus Intermediate Term Income Fund each paid Dreyfus a management fee at the annual rate of 0.50% and 0.04%, respectively, of the fund's average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.5 trillion in assets under management, administration or custody, including approximately $450 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.

The Dreyfus taxable fixed income team makes investment decisions for the fund. No individual team member is primarily responsible for making these investment decisions. The portfolio managers comprising the team are identified in the Statement of Additional Information.

Dreyfus has a personal securities trading policy (the "Policy") which restricts the personal securities transactions of its employees. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund. Dreyfus portfolio managers and other investment personnel who comply with the Policy's preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the fund(s) they advise.

Concepts to understand

YEAR 2000 ISSUES: these funds could be adversely affected if the computer systems used by Dreyfus and the funds' other service providers do not properly process and calculate date-related information from and after January 1, 2000.

Dreyfus is working to avoid year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which a fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of a fund's investments and its share price.

9


<PAGE 9>

FINANCIAL HIGHLIGHTS

The following tables describe each fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in a fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report for each fund, along with each fund's financial statements, is included in the annual report.



Dreyfus Short Term Income Fund

                                                                                    YEAR ENDED JULY 31,

                                                              1999           1998           1997            1996           1995
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)

Net asset value, beginning of period                          12.12          12.03           11.86          11.89          11.94

Investment operations:

      Investment income -- net                                  .76            .84             .86            .78            .85

      Net realized and unrealized
      gain (loss) on investments                              (.47)            .08             .17          (.04)          (.05)

Total from investment operations                                .29            .92            1.03            .74            .80

Distributions:

      Dividends from investment
      income -- net                                           (.78)          (.83)           (.86)          (.77)          (.85)

Net asset value, end of period                                11.63          12.12           12.03          11.86          11.89

Total return (%)                                               2.52           7.92            8.95           6.42           7.05
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses
to average net assets (%)                                       .87            .87             .80            .80            .61

Ratio of interest expense
to average net assets (%)                                        .00*          .02             .02             --             --

Ratio of net investment income
to average net assets (%)                                      6.54           7.01            7.28           6.52           7.26

Decrease reflected in above expense ratios
due to actions by Dreyfus (%)                                    --             .00*           .11            .14            .34

Portfolio turnover rate (%)                                  204.98         185.77          292.99         291.35         511.62
------------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                       358,444        358,726         279,142        189,693        210,524

* AMOUNT REPRESENTS LESS THAN .01%.


10


<PAGE 10>


Dreyfus Intermediate Term Income Fund

                                                                                             YEAR ENDED JULY 31,

                                                                            1999           1998            1997          1996(1)
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)

Net asset value, beginning of period                                        13.38           13.23          12.22          12.50

Investment operations:

      Investment income -- net                                                .87             .91            .95            .46

      Net realized and unrealized
      gain (loss) on investments                                            (.36)             .47           1.01          (.28)

Total from investment operations                                              .51            1.38           1.96            .18

Distributions:

      Dividends from investment income -- net                               (.88)           (.89)          (.95)          (.46)

      Dividends from net realized gain on investments                       (.58)           (.34)             --             --

Total distributions                                                        (1.46)          (1.23)          (.95)          (.46)

Net asset value, end of period                                              12.43           13.38          13.23          12.22

Total return (%)                                                             4.18           10.93          16.70          3.05(2)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                   .65             .80            .52             --

Ratio of interest expense to average net assets (%)                           .08             .34            .06             --

Ratio of net investment income
to average net assets (%)                                                    6.79            6.81           7.45          7.70(2)

Decrease reflected in above expense ratios
due to actions by Dreyfus (%)                                                 .51             .49            .98          2.50(2)

Portfolio turnover rate (%)                                                166.80          170.52         321.59        139.38(3)
------------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                      37,831          22,977         21,944          9,756

(1)  FROM FEBRUARY 2, 1996 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 1996.

(2)  ANNUALIZED.

(3) NOT ANNUALIZED.


                                                                                               The Funds 11

<PAGE 11>


Your Investment

ACCOUNT POLICIES

Buying shares

YOU PAY NO SALES CHARGES to invest in these funds. Your price for fund shares is the net asset value per share (NAV), which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. The funds' investments are valued generally by using available market quotations or at fair value, which may be determined by one or more pricing services approved by each fund's board.
                        --------------------------------------------------------

Minimum investments

                                     Initial            Additional
                        --------------------------------------------------------


REGULAR ACCOUNTS                     $2,500             $100; $500 FOR
                                                        TELETRANSFER INVESTMENTS

TRADITIONAL IRAS                       $750             NO MINIMUM

SPOUSAL IRAS                           $750             NO MINIMUM

ROTH IRAS                              $750             NO MINIMUM

EDUCATION IRAS                         $500             NO MINIMUM
                                                        AFTER THE FIRST YEAR

DREYFUS AUTOMATIC                      $100             $100
INVESTMENT PLANS


All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum TeleTransfer purchase is $150,000 per day.

Concepts to understand

NET ASSET VALUE (NAV): a mutual fund's share price on a given day. A fund's NAV is calculated by dividing the value of its net assets by the number of existing shares.

THIRD-PARTY INVESTMENTS: If you invest through a third party (rather than directly with Dreyfus), the policies and fees may be different than those described here. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your plan or financial institution if in doubt.

12



<PAGE 12>

Selling shares

YOU MAY SELL (REDEEM) SHARES AT ANY TIME. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

BEFORE SELLING OR WRITING A CHECK FOR RECENTLY PURCHASED SHARES, please note that if the fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to eight business days or until it has collected payment.
                         -------------------------------------------------------

Limitations on selling shares by phone

Proceeds
sent by                                   Minimum       Maximum
                         -------------------------------------------------------

CHECK                                     NO MINIMUM    $150,000 PER DAY

WIRE                                      $1,000        $250,000 FOR JOINT
                                                        ACCOUNTS
                                                        EVERY 30 DAYS

TELETRANSFER                              $500          $250,000 FOR JOINT
                                                        ACCOUNTS
                                                        EVERY 30 DAYS

Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

* amounts of $1,000 or more on accounts whose address has been changed within the last 30 days

*    requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

                                                              Your Investment 13



<PAGE 13>

ACCOUNT POLICIES (CONTINUED)

General policies

UNLESS YOU DECLINE TELEPHONE PRIVILEGES on your application, you may be responsible for any fraudulent telephone order as long as Dreyfus takes reasonable measures to verify the order.

EACH FUND RESERVES THE RIGHT TO:

* refuse any purchase or exchange request including those from any individual or group who, in the fund's view, is likely to engage in excessive trading (usually defined as more than four exchanges out of the fund within a calendar year)

* refuse any purchase or exchange request in excess of 1% of the fund's total assets

* change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

*    change its minimum investment amounts

* delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

Each fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's assets).

Small account policies

To offset the relatively higher costs of servicing smaller accounts, each fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; IRA accounts; accounts participating in automatic investment programs; and accounts opened through a financial institution.

If your account falls below $500, your fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

14

<PAGE 14>


DISTRIBUTIONS AND TAXES

EACH FUND USUALLY PAYS ITS SHAREHOLDERS dividends from its net investment income once a month, and distributes any net capital gains it has realized once a year. Your dividends and distributions will be reinvested in your fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

FUND DIVIDENDS AND DISTRIBUTIONS ARE TAXABLE to most investors (unless your investment is in an IRA or other tax-advantaged account). The tax status of any distribution is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash. In general, distributions are federally taxable as follows:
                        --------------------------------------------------------

Taxability of distributions

Type of                                    Tax rate for    Tax rate for
distribution                               15% bracket     28% bracket or above
                        --------------------------------------------------------

INCOME                                     ORDINARY        ORDINARY
DIVIDENDS                                  INCOME RATE     INCOME RATE

SHORT-TERM                                 ORDINARY        ORDINARY
CAPITAL GAINS                              INCOME RATE     INCOME RATE

LONG-TERM
CAPITAL GAINS                              10%             20%

The tax status of your dividends and distributions will be detailed in your annual tax statement from the fund.

Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

Taxes on transactions

Any sale or exchange of fund shares, including through the checkwriting privilege, may generate a tax liability.

The table at right also can provide a guide for your potential tax liability when selling or exchanging fund shares. "Short-term capital gains" applies to fund shares sold or exchanged up to 12 months after buying them. "Long-term capital gains" applies to shares sold or exchanged after 12 months.

                                                              Your Investment 15




<PAGE 15>

SERVICES FOR FUND INVESTORS

Automatic services

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application or by calling 1-800-645-6561.
                        --------------------------------------------------------

For investing

DREYFUS AUTOMATIC                             For making automatic investments
ASSET BUILDER((reg.tm))                       from a designated bank account.

DREYFUS PAYROLL                               For making automatic investments
SAVINGS PLAN                                  through a payroll deduction.

DREYFUS GOVERNMENT                            For making automatic investments
DIRECT DEPOSIT                                from your federal employment,
PRIVILEGE                                     Social Security or other regular
                                              federal government check.

DREYFUS DIVIDEND                              For automatically reinvesting the
SWEEP                                         dividends and distributions from
                                              one Dreyfus fund into another
                                              (not available for IRAs).
                        --------------------------------------------------------

For exchanging shares

DREYFUS AUTO-                                 For making regular exchanges
EXCHANGE PRIVILEGE                            from one Dreyfus fund into
                                              another.
                        --------------------------------------------------------

For selling shares

DREYFUS AUTOMATIC                             For making regular withdrawals
WITHDRAWAL PLAN                               from most Dreyfus funds.

Dreyfus Financial Centers

Through a nationwide network of Dreyfus Financial Centers, Dreyfus offers a full array of investment services and products. This includes information on mutual funds, brokerage services, tax-advantaged products and retirement planning.

Experienced financial consultants can help you make informed choices and provide you with personalized attention in handling account transactions. The Financial Centers also offer informative seminars and events. To find the Financial Center nearest you, call 1-800-499-3327.

16



<PAGE 16>

Checkwriting privilege

YOU MAY WRITE REDEMPTION CHECKS against your account in amounts of $500 or more. These checks are free; however, a fee will be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

Exchange privilege

YOU CAN EXCHANGE SHARES worth $500 or more from one Dreyfus fund into another (no minimum for retirement accounts). You can request your exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging. Any new account established through an exchange will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one.

Dreyfus TeleTransfer privilege

TO MOVE MONEY BETWEEN YOUR BANK ACCOUNT and your Dreyfus fund account with a phone call, use the Dreyfus TeleTransfer privilege. You can set up TeleTransfer on your account by providing bank account information and following the instructions on your application.

24-hour automated account access

YOU CAN EASILY MANAGE YOUR DREYFUS ACCOUNTS, check your account balances, transfer money between your Dreyfus funds, get price and yield information and much more -- when it's convenient for you.

Retirement plans

Dreyfus offers a variety of retirement plans, including traditional, Roth and Education IRAs. Here's where you call for information:

*    for traditional, rollover, Roth and Education IRAs, call 1-800-645-656

*    for  SEP-IRAs,   Keogh   accounts,   401(k)  and  403(b)   accounts,   call
     1-800-358-0910

17

<PAGE 17>


 INSTRUCTIONS FOR REGULAR ACCOUNTS

   TO OPEN AN ACCOUNT

            In Writing

   Complete the application.

   Mail your application and a check to:
   The Dreyfus Family of Funds
   P.O. Box 9387, Providence, RI 02940-9387

      By Telephone

   WIRE Have your bank send your investment to The Bank of New York, with these instructions:

     *    ABA# 021000018

     *    Dreyfus Short Term Income Fund DDA# 8900117028

     *    Dreyfus Intermediate Term Income Fund DDA# 8900275944

     *    your Social Security or tax ID number

     *    name(s) of investor(s)

   Call us to obtain an account number. Return your application.

                         Automatically

  WITH AN INITIAL INVESTMENT Indicate on your application which automatic service(s) you want. Return your application with your investment.

  WITHOUT ANY INITIAL INVESTMENT Check the Dreyfus Step Program option on your application. Return your application, then complete the additional materials when they are sent to you.

                         Via the Internet

  COMPUTER Visit the Dreyfus Web site http://www.dreyfus.com and follow the instructions to download an account application.


TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check.

Mail the slip and the check to:
The Dreyfus Family of Funds
P.O. Box 105,
Newark, NJ 07101-0105

WIRE Have your bank send your investment to The Bank of New York, with these instructions:

     *    ABA# 021000018

     *    Dreyfus Short Term Income Fund DDA# 8900117028

     *    Dreyfus Intermediate Term Income Fund DDA# 8900275944

     *    your account number

     *    name(s) of investor(s)

ELECTRONIC CHECK  Same as wire, but insert "1111" before your account number.

TELETRANSFER Request TeleTransfer on your application. Call us to request your transaction.

ALL SERVICES Call us to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the forms along with any other required materials.


18

<PAGE 18>

TO SELL SHARES

Write a redemption check OR letter of instruction that includes:

     *    your name(s) and signature(s)

     *    your account number

     *    the fund name

     *    the dollar amount you want to sell

     *    how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see "Account Policies -- Selling Shares").

Mail your request to:
The Dreyfus Family of Funds
P.O. Box 9671, Providence, RI 02940-9671

WIRE Be sure the fund has your bank account information on file. Call us to request your transaction. Proceeds will be wired to your bank.

TELETRANSFER Be sure the fund has your bank account information on file. Call us to request your transaction. Proceeds will be sent to your bank by electronic check.

CHECK Call us to request your transaction. A check will be sent to the address of record.

DREYFUS AUTOMATIC WITHDRAWAL PLAN Call us to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $5,000 or more.

  To reach Dreyfus, call toll free in the U.S.

  1-800-645-6561

  Outside the U.S. 516-794-5452

  Make checks payable to:

  THE DREYFUS FAMILY OF FUNDS

  You also can deliver requests to any Dreyfus Financial Center. Because processing time may vary, please ask the representative when your account will be credited or debited.

Concepts to understand

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.


                                                              Your Investment 19



<PAGE 19>

 INSTRUCTIONS FOR IRAS

   TO OPEN AN ACCOUNT

           In Writing

   Complete an IRA application, making sure to specify the fund name and to indicate the year the contribution is for.

   Mail your application and a check to:
   The Dreyfus Trust Company, Custodian
   P.O. Box 6427, Providence, RI 02940-6427

           Automatically

     WITHOUT ANY INITIAL INVESTMENT Call us to request a Dreyfus Step Program form. Complete and return the form along with your application.

        Via the Internet

   COMPUTER Visit the Dreyfus Web site http://www.dreyfus.com and follow the instructions to download an account application.

TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check. Indicate the year the contribution is for.

Mail in the slip and the check (see "To Open an Account" at left).

           By Telephone


WIRE Have your bank send your investment to The Bank of New York, with these instructions:

     *    ABA# 021000018

     *    Dreyfus Short Term Income Fund DDA# 8900117028

     *    Dreyfus Intermediate Term Income Fund DDA# 8900275944

     *    your account number

     *    name of investor

     *    the contribution year

ELECTRONIC CHECK  Same as wire, but insert "1111" before your account number.

TELEPHONE CONTRIBUTION Call to request us to move money from a regular Dreyfus account to an IRA (both accounts must be held in the same shareholder name).

ALL SERVICES Call us to request a form to add an automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials. All contributions will count as current year.

20

<PAGE 20>

TO SELL SHARES

Write a letter of instruction that includes:

     * your name and signature

     * your account number

     * the fund name

     * the dollar amount you want to sell

     * how and where to send the proceeds

     * whether the distribution is qualified or premature

     * whether the 10% TEFRA should be withheld

Obtain a signature guarantee or other documentation, if required.

Mail in your request (see "To Open an Account" at left).

DREYFUS AUTOMATIC WITHDRAWAL PLAN Call us to request instructions to establish the plan.

  To reach Dreyfus, call toll free in the U.S.

  1-800-645-6561

  Outside the U.S. 516-794-5452

  Make checks payable to:

  THE DREYFUS TRUST COMPANY, CUSTODIAN

  You also can deliver requests to any Dreyfus Financial Center. Because processing time may vary, please ask the representative when your account will be credited or debited.

Concepts to understand

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

                                                              Your Investment 21



<PAGE 21>

For More Information

                        Dreyfus Short Term Income Fund
                        Dreyfus Intermediate Term Income Fund
                        -------------------------------------

                        SEC file number:  811-6718

                        More information on these funds is available free upon request, including the following:

                        Annual/Semiannual Report

                        Describes a fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year.

                        Statement of Additional Information (SAI)

                        Provides more details about a fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET Text-only versions of fund documents can be viewed online or downloaded from:

      SEC
      http://www.sec.gov

      DREYFUS
      http://www.dreyfus.com

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

(c) 2000 Dreyfus Service Corporation                               082-083P0300